Exhibit 99.1

PARTNERSHIP AGREEMENT

THIS PARTNERSHIP AGREEMENT (“Agreement”), made and entered into effective this 16th day of May, 2023 (the “Effective Date”), by and between DarkPulse, Inc., a Delaware corporation, (hereinafter called “DarkPulse”) and Jupiter Metal Pvt. Ltd., a Company registered as per companies act 1956, (hereinafter called “Jupiter”), as partners, sometimes hereinafter collectively called “Partners”).

W I T N E S S E T H:

WHEREAS, the parties hereto desire to execute this Agreement to evidence their covenants and agreements with respect to the Partnership, OM DarkPulse Infratech, (hereinafter called “Partnership”);

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.                   Formation. The Partners do hereby ratify and confirm the formation of the Partnership pursuant to the provisions of The Indian Partnership Act 1932 (the “Act”).

2.                   Name. The name of the Partnership is “OM DarkPulse Infratech”.

3.                   Effective Date and Term. The Partnership shall commence on the Effective Date and shall continue thereafter for twelve (12) months, unless earlier dissolved and terminated pursuant to the Act or any other provisions of this Agreement. The Partnership will also be automatically extended for additional twelve-(12) month terms unless terminated upon written notice by either of the Partners upon ninety (90) days prior written notice prior to termination of the Partnership pursuant to the terms herein.

4.                   Character of Business. The character of the business of the Partnership (hereinafter called the “Project”) shall be to jointly work on infrastructure projects in India.

5.                   Principal Place of Business. The location of the principal place of business of the Partnership shall be India, or such other or additional places of business as may be selected from time to time by the Partners.

6.                   Name and Address of Partner. The names of the Partners of the Partnership and their addresses are:

DARKPULSE, INC.

815 Walker St.

Suite 1155

Houston, TX 77002

and

JUPITER METAL PRIVATE LIMITED

OM TOWER, CHURCH ROAD

M.I. ROAD, JAIPUR, RAJASTHAN 302001 INDIA

7.                   Capital Contributions. The capital contributions of the Partners to the Partnership will be decided and agreed to at a later date but the capital contributions will be cash and shared equally between the Partners.

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8.                   Additional Capital Contributions and Loans.

8.1               Neither of the Partners shall be liable to make any contributions or loans to the Partnership other than as specifically required by this Agreement.

8.2               No interest shall be paid upon the capital contribution of any Partner.

8.3               Notwithstanding anything elsewhere herein to the contrary, the Partners shall make such contributions to the capital of the Partnership, in addition to the contributions referred to in Section 7 above, as may be necessary to satisfy any cash deficits from the operation of the business of the Partnership For purposes of this Section 8.3, “cash deficits” shall mean and have reference to the excess, if any, of the cash expenses of the Partnership, including without limitation, principal and interest on loans and taxes, but excluding any allowance for depreciation or amortization of the cost of any property or assets of the Partnership, over the cash income of the Partnership.

In the event any partner shall fail or refuse to make any capital contribution required by this Section 8.3, any other Partner may, upon such failure or refusal, cause to be delivered to such non-complying Partner a written notice informing such non-complying Partner of his default and requesting that such capital contribution be made forthwith. The amount to be paid shall bear interest at the rate of fifteen percent (15%) per annum from the date of such notice. The non-complying Partner shall then have thirty (30) days after receipt of such notice within which to comply with the request therein made. In the event such non-complying Partner shall not have complied with such request during said thirty (30) day period, the other Partner shall then have fifteen (15) days in which to purchase at nominal value such portion of the defaulting partner’s interest in the partnership equal to the unfunded capital contribution of the defaulting partner plus the amount of interest due with respect to the unpaid capital contribution.

Upon exercise of such option, the Partner exercising such option shall immediately pay pro rata to the Partnership the unfunded capital contribution then due by the defaulting Partner under this Section 8.3, together with the interest accrued thereon.

9.                   Long-Term Collateral Financing. No collateral financing on the Project shall impose personal liability on the Partnership or upon the Partners. Such non-personal liability shall be achieved by obtaining exculpatory language in all bonds, notes and security documents executed and delivered by the Partnership in connection with such collateral financing.

10.               Unsecured Financing. Without the prior written consent of fifty-one percent (51%) of the Partnership no unsecured indebtedness shall be incurred by the Partnership.

11.               Income and Losses; Capital Accounts; Voting.

11.1           For the purpose of this Agreement, the following terms shall have the respective meanings set forth below:

11.1.1     “Net Income” and “net Losses” shall mean the income or losses of the Partnership after all expenses incurred in connection with Partnership business have been paid or provided for, including, without limitation, interest on loans, taxes and .salaries and after making any allowance for depreciation or amortization of the cost of any property or assets of the Partnership. Net income or net losses shall include any gain or loss realized by the Partnership on the sale or other disposition of any of the Partnership’s property or assets except when used in Section 21. Consistent with the foregoing definition, net income and net losses shall be determined in accordance with the accrual method of accounting.

11.1.2     The term “capital account” when used in respect of any Partner shall mean the amount of the capital contribution of such Partner, increased by (i) the amount of all additional contributions to the capital of the Partnership made by such Partner (ii) the amount of all net income allocated to such Partner pursuant to Section 11.2 and (iii) the amount of any gain allocated to such Partner pursuant to Section 21.3, and decreased by (a) the amount of all net losses allocated to such Partner pursuant to Section 11.2, (b) the amount of all Cash Flow distributed to such Partner pursuant to Section 12.2 and (c) the amount of any loss charged to the account of said Partner pursuant to Section 21.4.

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11.2           From and after the date of this Agreement, all net income and net losses of the Partnership for each Financial year or fraction of a Financial year shall be allocated as follows:

DarkPulse	In proportion of capital account
Jupiter	In proportion of capital account

11.3           During any year in which the Partnership generates taxable income for either Partner, monies will be distributed to the Partners to enable them to pay the income taxes arising from said taxable income, in an amount equal to said income taxes. If said income taxes are due prior to any profit distribution to the Partners, the Partnership will advance said amounts to the Partners prior to the due date for said taxes.

11.4           Each Partner shall have one vote for each one percent (1%) of the respective percentages of their capital contributions to the Partnership, i.e. fifty percent (50%) to DarkPulse and fifty percent (50%) to Jupiter, and whenever the term majority vote of the Partners is used herein, it shall mean fifty-one percent (51%) or more of the votes cast.

Note: All the above conditions in clause 11 shall be subjected to compliance with Indian Accounting Standards and Companies Act of India 2013

12.               Cash Flow.

12.1           As used in this agreement, the term “Cash Flow” for any Financial year or fraction of a Financial year shall mean the excess, if any, of (a)(i) the cash receipts from operations of the Partnership for such Financial year or fraction thereof, (ii) any net insurance proceeds, and any proceeds derived by the Partnership from (iii) collateral financing or refinancing of the Project, (iv) condemnation or any real estate owned by the Partnership, and sales of easements, rights of way or similar interests in the land, and (v) sales of all or portion of the Project, over (b)(i) all cash expenses of the Partnership for such period, (ii) all amounts payable in such period on account of the amortization of any debts of the Partnership and (iii) such amounts as are reasonably required for working capital of the Partnership.

The cash flows means the cash flow as per Indian Accounting Standards.

12.2           Subject to Section 11.3, the Distributable Profit or Cash Flow of the Partnership for each Financial year or fraction thereof, if and when distributed, shall be distributed as follows and in the following order of priority:

DarkPulse	50%
Jupiter	50%
Or as per the capital account contribution

However, before any such annual distribution to the Partners, the Partnership shall prepare and present to the Partners its annual financial statements (specifically the income statement). These financial statements must be approved by fifty-one percent (51%) of the Partners (or if applicable, the supervisory board). Thereafter fifty-one percent (51%) of the Partners (or if applicable the supervisory board) will decide how much of said profit will be distributed. Fifty-one percent (51%) of the Partners (or if applicable, the supervisory board) may also agree to distribute the Cash Flow if the Cash Flow exceeds that year’s annual distributable profit.

13.               Use of Capital Contributions. Amounts contributed to the Partnership shall be used for the following purposes: (i) upgrading and rehabilitating the Project, (ii) payment of legal and accounting expenses of the Partnership, and (iii) payment of operating expense deficits, including without limitation, such extraordinary cash requirements as shall be required to pay in full any indebtedness of the Partnership which mature in due course or whose maturity is accelerated.

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14.               Books and Records; Fiscal Year and Method of Accounting. The Books and Records, Fiscal year and Method of accounting shall be adopted as per Indian Accounting Standards, as per Companies Act 2013 and The Indian Partnership Act 1932

15.               Bank Accounts. All funds of the Partnership shall be deposited in the Partnership name in such bank account or accounts as may be designated by the Partners (or if applicable, the supervisory board). Withdrawals from any such bank account or accounts shall be made upon such signature or signatures as the Partners (or if applicable, the supervisory board) nay designate.

16.               Rights and Powers of Partners.

16.1           Except as otherwise provided herein, the Partners shall be responsible for the management and control of the Partnership’s business and affairs with all rights and powers generally conferred by law and necessary or advisable in connection therewith.

16.2           Subject in all respects to the provisions of Section 18.4 hereof, and except as otherwise provided herein, the Partners shall have, on behalf of the Partnership and at the Partnership’s sole expense, the following specific rights and powers relative to their management of the Partnership business:

(a)                To authorize and approve all actions with respect to the management, operation, maintenance and running of the Project, including the execution of all necessary or desirable instruments and documents in connection therewith;

(b)                To employ such persons, firms, corporations or other legal entitles for the conduct of the business of the Partnership, including, without limitation, chief executive officer(s), planners, engineers, independent brokers, accountants and attorneys, on such reasonable terms and for such reasonable compensation as is in the best interest of the Partnership subject to the prior written approval of fifty-one percent (51%) of the Partnership.

(c)                To execute on behalf of the Partnership any loan agreement and take all action on behalf of the Partnership necessary or desirable to effect the consummation of loan transactions contemplated thereby, including, without limitation, the execution and delivery of (i) promissory notes evidencing an indebtedness of the Partnership created by reason of any such loan transaction, (ii) deeds to secure debt and other security instruments securing any such Indebtedness and creating a mortgage or security lien on any Partnership property, and (iii) guaranty agreements providing for the guarantee by the Partnership of the payment of an indebtedness created by reason of any such loan transaction;

(d)                To authorize and approve all actions with respect to distributions made by the Partnership and take all actions on behalf of the Partnership in connection therewith;

(e)                To authorize and approve the Partnership’s incurring of indebtedness in connection with the Project, or any part thereof, and the execution and delivery of any and all instruments or documents in connection with the incurring of any such indebtedness, including, without limitation, promissory notes of the Partnership evidencing any such indebtedness and security instruments creating a lien on or security interest in any of the Partnership’s property;

(f)                 To authorize and approve all actions with respect to collection of loans and assessments for the Partnership;

(g)                To admit additional Partners and to consent to the substitution of Partners for those Partners disposing of their interests in the Partnership upon the terms set forth herein;

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(h)                To manage and operate the Partnership business, to obligate and bind the Partnership and to take such action as it shall deem appropriate for the Partnership’s business, including, but not limited to, the power and authority to execute leases and subleases in the name of the Partnership, to further improve the Project, to enter into contracts for the erection of improvements or additions to the Project, to enter into any contract to purchase or sell the Project or any portion thereof for or on behalf of the Partnership and to consummate same, to constitute and appoint agents in the normal course of business, and to do all things necessary in the furtherance of the Partnership business;

(i)                 To acquire and enter into any contract of insurance which it deems reasonably necessary and proper for the protection of the Partnership’s business operations, for the conservation of the Partnership’s assets, or for any purpose convenient or beneficial to the Partnership;

(j)                 To compromise, arbitrate, or otherwise adjust claims in favor of or against the Partnership and to commence or defend litigation with respect to the Partnership or any assets of the Partnership as it may deem necessary;

(k)                To possess and exercise all of the rights and powers of a Partner under the Act and the other laws of the State of Delhi India; subject, however, to the limitations and restrictions imposed upon the Partners by the terms and provisions hereof; and

(l)                 To execute, acknowledge and deliver any and all instruments and documents to effectuate the foregoing.

17.               Duties or Partner: Management of Project.

17.1           The Partners agree to devote to the Partnership such of their time and to render such services as may be reasonably required for the efficient conduct of the business of the Partnership; however, the Partners shall delegate to either a management board described herein or a Chief Executive Officer (CEO) the responsibility for all services normally performed by a manufacturing and sales company, including, without limitation, and at the expense or the Partnership, hiring and firing managers and other personnel, arranging for an advertising and sales program, handling the operation of the Project, arranging for the collection of and accounting of sales and invoices, paying all bills, providing bookkeeping services, purchasing goods and supplies, contracting for repairs, maintaining insurance and such other duties not specifically enumerated that are required for the normal and proper management, maintenance and operation of this type and character of business as described in Section 4. The members of the management board or the CEO shall be paid a compensation pursuant to the terms of a separate agreement and contract between the Partnership or Partners and the management board or the CEO. This compensation, if to a partner, is subordinate to any agreement reached with any creditor or lender concerning the Project.

17.2           The management duties set out in Section 17.1 will be delegated by and at the expense of the Partnership to a management board or a CEO elected by fifty-one percent (51%) of the Partners and said board may consist of one or more members, provided that the Partners shall remain primarily liable to the Partnership for the performance of such duties and that the following actions and decisions by the management board shall be subject to approval and authorization by fifty-one percent (51%) of the Partners (or if applicable, the supervisory board):

(a)                Loan transactions exceeding Fifty Thousand Dollar ($50,000);

(b)                Capital expenditures exceeding Fifty Thousand Dollar ($50,000);

(c)                Financial investments exceeding Fifty Thousand Dollar ($50,000);

(d)                Formation of any subsidiary companies, partnerships or other legal entities;

(e)                Real estate transactions;

(f)                 Finalization of the Partnership’s annual budget;

(g)                Finalization of the Partnership’s annual balance sheet and income statement;

(h)                Any profit or other distribution to the Partners; or

(i)                 Any other major decisions or expenditures exceeding Fifty Thousand Dollars ($50,000).

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The Partners may establish and elect a supervisory board to make said approvals and authorizations required for the actions and decisions of the management board or CEO as described in the subparagraphs (a) through (i) of this Section 17.2. Said supervisory board, if established and elected shall be elected by 51% of the Partners and said board shall consist of three (3) to seven (7) members for a maximum term of three (3) years each; provided that the Partners shall remain primarily liable to the Partnership for the performance of such duties.

17.3           All decisions of the Partnership shall be by majority vote of the Partners, except that the admission of a new Partner, retirement of a Partner, expulsion of a Partner, amendment of this Agreement or expenditures for capital improvements in excess of Two Hundred Thousand Dollars ($200,000) shall be by unanimous agreement of the Partners and shall not be delegated to either the management board, the CEO or the supervisory board.

17.4           Notwithstanding any provision in this Agreement to the contrary, it is expressly understood and agreed by the Partners that the Partners shall not be required to devote their entire time or attention to the business of the Partnership and they shall not be restricted in any manner from participating or engaging in any other business, investment or profession, other than any business, investment or profession that is competitive with the business of the Partnership, and neither the Partnership nor any of the other Partners shall have any rights in and to any such businesses, professions or investments, or the income or profits derived therefrom.

17.5           The fact that the Partners are directly or indirectly interested in or connected with any person, firm or corporation employed by the Partnership to render or perform a service or from which or to whom the Partnership may buy or sell merchandise or other property shall not prohibit the Partners, on behalf of the Partnership, from employing such person, firm or corporation or from dealing with him or it on customary terms and at competitive rates of compensation, and neither the Partnership nor the Partners thereof shall have any rights in or to any income or profits derived therefrom.

18.               Liability and Limitations on Rights and Powers of Partners.

18.1           The Partners shall not be liable to the Partnership or to any other Partner for any acts performed within the scope of the authority conferred on them by this Agreement.

18.2           Any liability or the Partnership shall first be satisfied out of the assets of the Partnership (including the proceeds of any insurance which the Partnership may recover and any capital contributions), and if such assets shall not be sufficient to satisfy such liability, such liability shall be borne by the Partners.

18.3           The Partners, or either of them, shall not be entitled to purchase any property from the Partnership unless such purchase and the terms and conditions pertaining thereto are approved by the affirmative vote or consent of all of the Partners.

18.4           The Partners shall be subject to all the restrictions and liabilities of a Partner in a partnership without limited partners, except that without the prior written concurrence of the other Partner, either Partner shall have no authority to:

(a)                Do any act in contravention of this Agreement, or any amendment thereof.

(b)                Do any act which would make it impossible to carry on the ordinary business of the Partnership.

(c)                Confess a judgment against the Partnership.

(d)                Possess Partnership property or assign the rights of the Partnership in specific Partnership property for other than a Partnership purpose.

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(e)                Admit a person as a general partner of the Partnership, except as otherwise, provided in this Agreement.

(f)                 Admit a person as a limited partner.

(g)                Sell, mortgage or ground lease all or any portion of the assets of the Partnership.

(h)                Borrow an amount in excess of the cumulative sum of Fifty Thousand Dollars ($50,000), including any prepayment or modification of any kind.

(i)                 Incur any cost or expense in any one (l) transaction or indebtedness to any one (1) person or entity, which cost, expense or indebtedness is in excess of Five Thousand Dollars ($5,000).

(j)                 Make any voluntary capital contributions or withdrawals.

19.               Transfer of Partnership Interests.

19.1           Except as otherwise provided in Section 8.3, the Partners shall not sell, assign, pledge or otherwise encumber or dispose of all or any part of their interests in the Partnership without the prior written consent of all the other Partners and any attempt to do so shall be null and void and of no force or effect whatsoever; provided, however, before any such transfer, the remaining Partner shall have a sixty-(60) day initial and exclusive right and option to purchase the other Partner’s interest at the market value as determined by an independent Chartered Accountant (CA) or a Certified Valuer agreed upon by all the Partners.

19.2           A Partner’s interest or any portion thereof shall in no event be assigned or transferred to any person who is insane, incompetent, or has not attained his or her twenty-first (21st) birthday or to a person or entity not lawfully empowered to own such interest, and any assignment or transfer directly to a person or entity under such disability may be disregarded by the Partnership at any time in its discretion.

19.3           Notwithstanding any other provision of this Agreement to the contrary, neither Partner shall sell, assign or otherwise dispose of all or any portion of their interest in the Partnership if such sale will result, in the opinion of the legal counsel of the Partnership, in a termination of the Partnership for income tax purposes, unless and until the written consent of the other Partner has been obtained, and any attempt to do so shall for all purposes be deemed null and void and without any force or effect whatsoever.

20.               Dissolution and Termination of the Partnership.

20.1           Except as otherwise provided herein, the Partnership shall be dissolved, liquidated and terminated upon the occurrence of any of the following events:

(a)                Any disposition by the Partnership of all of its assets; or

(b)                The death, dissolution, resignation, adjudication of bankruptcy, insolvency or incapacity of all or any of the Partners.

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20.2           Notwithstanding anything to the contrary contained in this Agreement, in the event of the death, dissolution, resignation, adjudication of bankruptcy, insolvency or incapacity of a Partner (the “Withdrawing Partner”), and the continuation of the Partnership’s business by the remaining Partner, the Withdrawing Partner’s future liability, obligations and duties as a Partner of the Partnership shall cease as or the date of the disabling event and, upon the decision to continue the business of the Partnership, the Interest in the Partnership of the Withdrawing Partner shall convert from that of a General Partner to that of a limited partner. The Withdrawing Partner shall have the same rights, percentages and preferences to distributions, profits, losses and capital of the Partnership which were applicable to its former ownership of an interest in the Partnership as a general partner, but otherwise and except as herein provided to the contrary, it shall be a limited partner in all respects; provided that the conversion shall not affect any obligation of the Partnership to the Withdrawing Partner for compensation, indemnity or repayment of loans pursuant to the provisions hereof. The Withdrawing Partner as a new limited partner hereunder shall be entitled to Partnership rights identical to those of any other limited partners under Texas law.

21.               Gain, Loss and Distribution on Liquidation. Upon any termination of the Partnership, each of the following shall be accomplished:

21.1           The Partners shall cause to be prepared a statement setting forth the assets and liabilities or the Partnership as of the date of termination, and such statement shall be furnished to all of the Partners.

21.2           The property and assets of the Partnership shall be sold and liquidated as promptly as possible, but in an orderly and businesslike manner so as not to involve undue sacrifice.

21.3           Any gain realized by the Partnership upon the sale of its property and assets shall be allocated to the Partners (after allocating the appropriate portion of all net income or net losses of the Partnership for the then current year in accordance with Section 11.2) as follows and in the following order of priority.

21.3.1      Gain shall first be allocated to each of the Partners in an amount equal to the respective amount of losses previously allocated to each of them. If the amount of gain is less than the aggregate amount of such losses, then such gain shall be allocated among the Partners proportionately to the amount of losses previously allocated to each of them.

21.3.2      Gain in excess of that allocated in accordance with Section 21.3.1 shall be allocated among the Partners proportionately to the amount of proceeds and assets actually distributed to them in accordance with Section 21.5.

21.4           Any loss incurred by the Partnership upon the sale or other disposition of its property and assets shall be charged to the capital accounts of the Partners as follows:

DarkPulse: 50%

Jupiter:       50%

Or as per capital contribution ratio

21.5           The proceeds of sale of the Project or any portion thereof and all other assets of the Partnership shall be applied and distributed as follows and in the following order of priority.

21.5.1      To the payment of the debts and liabilities of the Partnership and the expenses of liquidation.

21.5.2      To the setting up of any reserves which the Partners determine are reasonably necessary for any contingent unforeseen liabilities or obligations of the Partnership arising out of, or in connection with, the Partnership. Such reserves shall be paid over to an escrow agent selected by the Partners to be held by such agent as escrowee for the purpose of disbursing such reserves in payment of any of the aforementioned contingencies; provided, however, that at the expiration of such period as the Partners may deem advisable, any such escrow agent shall distribute the balance or such reserves thereafter remaining in accordance with Section 21.5.3.

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21.5.3      All remaining proceeds and assets shall be distributed in the same manner as Distributable Profit or Cash Flow is distributable in accordance with the percentages in Section 12.2, provided, however, that in making such distribution, the deficit, if any, in any Partner’s capital account shall be charged against such Partner’s respective share of such proceeds and assets.

21.6           A taking of all or substantially all of the Partnership’s property and assets in condemnation or by eminent domain shall be treated in all respects as a sale of the Partnership’s property and assets upon the termination and liquidation of the Partnership pursuant to this Article 21. In such event, any portion of the property and assets of the Partnership not so taken shall be sold and the proceeds derived therefrom, together with the condemnation award, shall be distributed in the manner provided for in this Section 21.

Note: All the above conditions in clause 21 shall be subjected to compliance with Indian Accounting Standards and Companies Act of India 2013

22.               Notices. Unless otherwise specified by this Agreement, all notices, demands, elections, requests, consents, approvals or other communications which any party to this Agreement may desire or be required or permitted to give hereunder shall be in writing and be given by mailing the same by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

22.1           To the Partnership at J 28, Subhash Marg, C – Scheme, Jaipur – 302001 Rajasthan India, or at such other address as may be designated by the Partners by notice given as provided in this Article 22 to all of the Partners.

22.2           To the Partners at their respective addresses as set out in Section 6 above, or at such other address or addresses as may be designated by any of such Partners by notice thereof to the other Partners as herein provided.

22.3           To any person or entity who hereafter becomes a Partner of the Partnership, at such address as may be designated by him by notice given to the Partnership as provided in this Article.

22.4           All notices given as in this Article provided shall be deemed to have been given or served on the date so mailed.

23.               Amendments. Amendments to this Agreement shall require the approval of all the Partners hereof.

24.               Investment Representations. The Partners represent that they are acquiring their interest in the Partnership for their own account, for investment and not with a view to the distribution, assignment or resale thereof.

25.               Captions. All titles or captions to sections contained in this Agreement and the table of contents, if any, are for convenience only and shall not be deemed a part of this Agreement.

26.               Variations of Pronouns. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons or entity may require. The term Partners as used herein shall be deemed to mean all the Partners.

27.               Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement, and the signature of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

28.               Governing Law. This Agreement is made pursuant to the provisions of the partnership law as per Indian Partnership Act 1932 and amendments thereof and shall be registered in jurisdiction of the New Delhi, India and shall be construed accordingly. The agreement shall be in compliance with the Indian Partnership Act 1932 and the amendment thereof, The Indian Accounting Standards and the Companies Act 2013 and shall supersede any provisions or clause mentioned in this agreement.

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29.               Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted respective successors, executors, administrators, legal representatives, heirs and assigns.

30.               Entire Agreement. This Agreement contains the entire understanding among the parties and supersedes any prior under-standing and agreement between them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties hereto relating to the subject matter or this Agreement which are not fully expressed herein.

31.               Severability. This Agreement, is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the jurisdictions in which the Partnership does business. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have hereunto executed this Agreement under seal as of the day and year first above written.

PARTNER:		PARTNER:

DARKPULSE, INC.		Jupiter Metal Private Limited

BY:	/s/ Dennis O’Leary	BY:	/s/ Vikas Kothari
	Dennis O’Leary, CEO		Vikas Kothari

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